    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 1998
                                                      REGISTRATION NO. 333-40127
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         ------------------------------

        JACOR COMMUNICATIONS, INC.                 JACOR COMMUNICATIONS COMPANY
(Exact name of registrant as specified in   (Exact name of registrant as specified in
               its charter)                                its charter)

          DELAWARE               31-0978313                FLORIDA                59-2054850
(STATE OR OTHER JURISDICTION  (I.R.S. EMPLOYER   (STATE OR OTHER JURISDICTION  (I.R.S. EMPLOYER
             OF                IDENTIFICATION                 OF                IDENTIFICATION
      INCORPORATION OR              NO.)               INCORPORATION OR              NO.)
       ORGANIZATION)                                    ORGANIZATION)

BROADCAST FINANCE, INC.                                                            OHIO                     31-1390698
CINE FILMS, INC.                                                                   CALIFORNIA               95-2945526
CINE GUARANTORS, INC.                                                              CALIFORNIA               95-2677644
CINE GUARANTORS II, INC.                                                           CALIFORNIA               95-2960196
CINE GUARANTORS II, LTD.                                                           CANADA                   NOT APPLICABLE
CINE MOBILE SYSTEMS INT'L. N.V.                                                    ANTILLE                  NOT APPLICABLE
CINE MOVIL S.A. DE C.V.                                                            MEXICO                   NOT APPLICABLE
CITICASTERS CO.                                                                    OHIO                     31-1081002
GACC-N26LB, INC.                                                                   DELAWARE                 31-1231527
GREAT AMERICAN MERCHANDISING GROUP, INC.                                           NEW YORK                 13-2658721
GREAT AMERICAN TELEVISION PRODUCTIONS, INC.                                        CALIFORNIA               31-1019819
INMOBILIARIA RADIAL, S.A. DE C.V.                                                  MEXICO                   NOT APPLICABLE
JACOR BROADCASTING CORPORATION                                                     OHIO                     31-1363232
JACOR BROADCASTING OF ATLANTA, INC.                                                GEORGIA                  31-1133504
JACOR BROADCASTING OF CHARLESTON, INC.                                             DELAWARE                 57-1030503
JACOR BROADCASTING OF COLORADO, INC.                                               COLORADO                 31-1212116
JACOR BROADCASTING OF DENVER, INC.                                                 CALIFORNIA               33-0250362
JACOR BROADCASTING OF FLORIDA, INC.                                                FLORIDA                  31-1102108
JACOR BROADCASTING OF KANSAS CITY, INC.                                            DELAWARE                 43-1722735
JACOR BROADCASTING OF LAS VEGAS, INC.                                              DELAWARE                 61-1263208
JACOR BROADCASTING OF LAS VEGAS II, INC.                                           DELAWARE                 31-1506631
JACOR BROADCASTING OF LOUISVILLE, INC.                                             DELAWARE                 61-1257881
JACOR BROADCASTING OF LOUISVILLE II, INC.                                          DELAWARE                 31-1506626
JACOR BROADCASTING OF SALT LAKE CITY, INC.                                         DELAWARE                 87-0546502
JACOR BROADCASTING OF SALT LAKE CITY II, INC.                                      DELAWARE                 31-1506618
JACOR BROADCASTING OF SAN DIEGO, INC.                                              DELAWARE                 31-1440011
JACOR BROADCASTING OF SARASOTA, INC.                                               FLORIDA                  31-1468564
JACOR BROADCASTING OF ST. LOUIS, INC.                                              DELAWARE                 33-0294761
JACOR BROADCASTING OF TAMPA BAY, INC.                                              FLORIDA                  31-1234979
JACOR BROADCASTING OF TOLEDO, INC.                                                 CALIFORNIA               30-0200806
JACOR BROADCASTING OF YOUNGSTOWN, INC.                                             OHIO                     34-1308506
JACOR CABLE, INC.                                                                  KENTUCKY                 31-1273897
JACOR LICENSEE OF CHARLESTON, INC.                                                 DELAWARE                 57-1031405
JACOR LICENSEE OF KANSAS CITY, INC.                                                DELAWARE                 43-1724459
JACOR LICENSEE OF LAS VEGAS, INC.                                                  DELAWARE                 88-0345737
JACOR LICENSEE OF LAS VEGAS II, INC.                                               DELAWARE                 31-1506613
JACOR LICENSEE OF LOUISVILLE, INC.                                                 DELAWARE                 61-1289758
JACOR LICENSEE OF LOUISVILLE II, INC.                                              DELAWARE                 31-1506609
JACOR LICENSEE OF SALT LAKE CITY, INC.                                             DELAWARE                 87-0546823
JACOR LICENSEE OF SALT LAKE CITY II, INC.                                          DELAWARE                 31-1506621
JACOR/PREMIERE HOLDING, INC.                                                       DELAWARE                 95-4523968
JBSL, INC.                                                                         MISSOURI                 43-1735433
LOCATION PRODUCTIONS, INC.                                                         CALIFORNIA               95-2556702
LOCATION PRODUCTIONS II, INC.                                                      CALIFORNIA               95-2945537
MULTIVERSE ACQUISITION CORP.                                                       DELAWARE                 61-1316387
NOBLE BROADCAST CENTER, INC.                                                       CALIFORNIA               33-0189045
NOBLE BROADCAST GROUP, INC.                                                        DELAWARE                 33-0215206
NOBLE BROADCAST HOLDINGS, INC.                                                     DELAWARE                 33-0492627
NOBLE BROADCAST LICENSES, INC.                                                     CALIFORNIA               34-1794221
NOBLE BROADCAST OF SAN DIEGO, INC.                                                 CALIFORNIA               95-3230874
NOBRO, S.C.                                                                        MEXICO                   NOT APPLICABLE
NOVA MARKETING GROUP, INC.                                                         CALIFORNIA               33-0578898
NSN NETWORK SERVICES, LTD.                                                         DELAWARE                 31-1125479
PREMIERE RADIO NETWORKS, INC.                                                      DELAWARE                 95-4083971
RADIO-ACTIVE MEDIA, INC.                                                           DELAWARE                 31-1511358
SPORTS RADIO BROADCASTING, INC.                                                    CALIFORNIA               33-0525378
SPORTS RADIO, INC.                                                                 CALIFORNIA               95-4350343

                                                                    (REGISTRANTS
CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(REGISTRANTS CONTINUED FROM PREVIOUS PAGE)

THE SY FISCHER COMPANY AGENCY, INC.                                                   CALIFORNIA                 95-2792659
VTTV PRODUCTIONS                                                                      CALIFORNIA                 31-0924795
WHOK, INC.                                                                                  OHIO                 34-1092716


                                                                                  (STATE OR OTHER
                                                                                  JURISDICTION OF          (I.R.S. EMPLOYER
                                                                                 INCORPORATION OR           IDENTIFICATION
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)                         ORGANIZATION)                NUMBER)
--------------------------------------------------------------------------  ---------------------------  ---------------------

                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                              R. CHRISTOPHER WEBER
                           JACOR COMMUNICATIONS, INC.
                         50 EAST RIVERCENTER BOULEVARD
                                   12TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (606) 655-2267
                              (606) 655-9345 (FAX)
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                          COPIES OF COMMUNICATIONS TO:
                           RICHARD G. SCHMALZL, ESQ.
                            DOUGLAS D. ROBERTS, ESQ.
                            GRAYDON, HEAD & RITCHEY
                            1900 FIFTH THIRD CENTER
                             CINCINNATI, OHIO 45202
                                 (513) 621-6464
                              (513) 651-3836 (FAX)

                            ------------------------

    Approximate date of commencement of proposed sale of the securities to the public: From time to time after this Post-Effective Amendment becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or investment reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON THE ORDER OF THE COMMISSION PURSUANT TO SECTION 8(C) OF THE SECURITIES ACT OF 1933, AS AMENDED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR COMMUNICATIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT AND TREASURER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:
/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
CHIEF EXECUTIVE OFFICER AND DIRECTOR      SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND ASSISTANT SECRETARY
/s/ ROBERT L. LAWRENCE*                   /s/ ROD F. DAMMEYER*
--------------------------------------    --------------------------------------
Robert L. Lawrence                        Rod F. Dammeyer
PRESIDENT, CHIEF OPERATING OFFICER AND    DIRECTOR
DIRECTOR
/s/ SAMUEL ZELL*                          /s/ F. PHILIP HANDY*
--------------------------------------    --------------------------------------
Samuel Zell                               F. Philip Handy
CHAIRMAN OF THE BOARD AND DIRECTOR        DIRECTOR
/s/ SHELI Z. ROSENBERG*                   /s/ MARC LASRY*
--------------------------------------    --------------------------------------
Sheli Z. Rosenberg                        Marc Lasry
VICE CHAIRMAN AND DIRECTOR                DIRECTOR
/s/ JOHN W. ALEXANDER*                    /s/ MAGGIE WILDEROTTER*
--------------------------------------    --------------------------------------
John W. Alexander                         Maggie Wilderotter
DIRECTOR                                  DIRECTOR
/s/ PETER C. B. BYNOE*
--------------------------------------
PETER C. B. BYNOE
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR COMMUNICATIONS COMPANY

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     ASSISTANT SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16th, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS                        /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                          OFFICER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                BROADCAST FINANCE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE FILMS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE GUARANTORS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE GUARANTORS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE GUARANTORS II, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE MOBILE SYSTEMS INT'L. N.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CINE MOVIL S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                CITICASTERS CO.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                GACC-N26LB, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                GREAT AMERICAN MERCHANDISING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                GREAT AMERICAN TELEVISION PRODUCTIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                INMOBILIARIA RADIAL, S.A. DE C.V.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING CORPORATION

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF ATLANTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF COLORADO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF DENVER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF FLORIDA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF SARASOTA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF ST. LOUIS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF TAMPA BAY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF TOLEDO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR BROADCASTING OF YOUNGSTOWN, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR CABLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF CHARLESTON, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF KANSAS CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF LAS VEGAS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF LAS VEGAS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF LOUISVILLE, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF LOUISVILLE II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF SALT LAKE CITY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR LICENSEE OF SALT LAKE CITY II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JACOR/PREMIERE HOLDING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                JBSL, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                LOCATION PRODUCTIONS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                LOCATION PRODUCTIONS II, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                MULTIVERSE ACQUISITION CORP.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
------------------------------------
Jon M. Berry
DIRECTOR

*BY: /S/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBLE BROADCAST CENTER, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBLE BROADCAST GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBLE BROADCAST HOLDINGS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBLE BROADCAST LICENSES, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBLE BROADCAST OF SAN DIEGO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOBRO, S.C.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ R. CHRISTOPHER WEBER
--------------------------------------    --------------------------------------
Randy Michaels                            R. Christopher Weber
PRESIDENT AND DIRECTOR                    TREASURER AND DIRECTOR

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NOVA MARKETING GROUP, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                NSN NETWORK SERVICES, LTD.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                PREMIERE RADIO NETWORKS, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ STEPHEN C. LEHMAN*                    /s/ DANIEL M. YUKELSON*
--------------------------------------    --------------------------------------
Stephen C. Lehman                         Daniel M. Yukelson
PRESIDENT AND CHIEF EXECUTIVE OFFICER     SECRETARY, SENIOR VICE PRESIDENT OF
                                          FINANCE AND
                                          CHIEF FINANCIAL OFFICER

/s/ JON M. BERRY
--------------------------------------
Jon M. Berry
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                RADIO-ACTIVE MEDIA, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                SPORTS RADIO BROADCASTING, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                SPORTS RADIO, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                THE SY FISCHER COMPANY AGENCY, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                VTTV PRODUCTIONS

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on this 16th day of January, 1998.

                                WHOK, INC.

                                By:  /s/ JON M. BERRY
                                     ------------------------------------------
                                     Jon M. Berry
                                     SENIOR VICE PRESIDENT, TREASURER AND
                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-40127 has been signed on January 16, 1998 by the following persons in the capacities indicated.

Principal Executive Officer:              Principal Financial and Accounting
                                          Officer:

/s/ RANDY MICHAELS*                       /s/ JON M. BERRY
--------------------------------------    --------------------------------------
Randy Michaels                            Jon M. Berry
PRESIDENT                                 TREASURER AND DIRECTOR

/s/ R. CHRISTOPHER WEBER
--------------------------------------
R. Christopher Weber
DIRECTOR

*By: /s/ JON M. BERRY
    ----------------------------------------
Jon M. Berry
    AS ATTORNEY-IN-FACT, PURSUANT TO
    A POWER OF ATTORNEY PREVIOUSLY FILED.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      1.1  Underwriting Agreement.*
      2.1  Agreement and Plan of Merger dated February 12, 1996 among Citicasters Inc. ("Citicasters"), Jacor
           Communications, Inc. ("Jacor") and JCAC, Inc. Incorporated by reference to Exhibit 2.1 to Jacor's
           Current Report on Form 8-K dated February 27, 1996.**
      2.2  Warrant Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated
           October 3, 1996.**
      2.3  Supplemental Agreement dated as of September 18, 1996 between Jacor and KeyCorp Shareholder Services,
           Inc., as warrant agent. Incorporated by reference to Exhibit 4.2 of Jacor's Current Report on Form 8-K
           dated October 3, 1996.**
      2.4  Registration Rights Agreement dated as of August 5, 1996 among Jacor, JCAC, Inc., Great American
           Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H.
           Lindner, The Carl H. Lindner Foundation, and S. Craig Lindner. Incorporated by reference to Exhibit 2.22 to Jacor's Post-Effective Amendment No. 1 on Form S-3 to Form S-4 (File No. 333-6639).**
      2.5  Stock Purchase and Stock Warrant Redemption Agreement dated as of February 20, 1996 among Jacor,
           Prudential Venture Partners II, L.P., Northeast Ventures, II, John T. Lynch, Frank A. DeFrancesco,
           Thomas R. Jiminez, William R. Arbenz, CIHC, Incorporated, Bankers Life Holding Corporation and Noble
           Broadcast Group, Inc. ("Noble") (omitting exhibits not deemed material or filed separately in executed form). [Prudential and Northeast are sometimes referred to hereafter as the "Class A Stockholders";
           Lynch, DeFrancesco, Jiminez and Arbenz as the "Class B Stockholders"; and CHIC and Bankers Life as the
           Warrant Sellers.] Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated
           March 6, 1996, as amended.**
      2.6  Investment Agreement dated as of February 20, 1996, among Jacor, Noble and the Class B Stockholders
           (omitting exhibits not deemed material). Incorporated by reference to Exhibit 2.2 to Jacor's Current
           Report on Form 8-K dated March 6, 1996, as amended.**
      2.7  Asset Exchange Agreement dated as of September 26, 1996 between Citicasters Co. and Pacific and Southern
           Company, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to
           Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 11, 1996.**
      2.8  Agreement and Plan of Merger dated as of October 8, 1996 ("Regent Merger Agreement") between Jacor and
           Regent Communications, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on Form 8-K dated October 23, 1996, as amended.**
      2.9  Warrant Agreement dated as of February 27, 1997 between Jacor and KeyCorp Shareholder Services, Inc., as warrant agent (included as Exhibit B to Regent Merger Agreement). Incorporated by reference to Exhibit
           4.1 to Jacor's Current Report on Form 8-K dated May 5, 1997.**
     2.10  Registration Rights Agreement dated as of October 8, 1996 among Jacor and the parties listed in Schedule
           I thereto (included as Exhibit I to Regent Merger Agreement). Incorporated by reference to Exhibit 2.4 to Jacor's Current Report on Form 8-K dated October 23, 1996, as amended.**
     2.11  Form of Plan and Agreement of Merger between Jacor and New Jacor, Inc. Incorporated by reference to
           Annex VII to the Proxy Statement/Information Statement/Prospectus to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
     2.12  Asset Purchase Agreement dated as of March 17, 1997 among JCC, EFM Programming, Inc., EFM Media
           Management, Inc., EFM Publishing, Inc. and PAM Media, Inc. Incorporated by reference to Exhibit 2.1 to
           Jacor's Current Report on Form 8-K dated March 21, 1997, as amended.**
     2.13  Agreement and Plan of Merger dated as of April 7, 1997 among Jacor, Jacor Communications Company
           ("JCC"), PRN Holding Acquisition Corp. and Premiere Radio Networks, Inc. (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.1 to Jacor's Current Report on
           Form 8-K dated April 8, 1997, as amended.**
     2.14  Shareholders' Agreement dated as of April 7, 1997 by and among Jacor, JCC, Archon Communications, Inc.
           ("Archon"), the stockholders of Archon and certain shareholders of Premiere (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 2.2 to Jacor's Current Report on
           Form 8-K dated April 8, 1997, as amended.**
     2.15  Stock Purchase Agreement dated as of April 7, 1997 among Jacor, JCC, Archon Communications Partners LLC and News America Holdings Incorporated (omitting schedules and exhibits not deemed material).
           Incorporated by reference to Exhibit 2.3 to Jacor's Current Report on Form 8-K dated April 8, 1997, as amended.**
     2.16  Purchase Agreement dated June 11, 1997, by and among JCC, Jacor, the Subsidiary Guarantors named therein
           (the "Subsidiary Guarantors"), Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities,
           Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated by reference to Exhibit 2.1 to
           Jacor's Current Report on Form 8-K dated June 26, 1997, as amended.**
     2.17  Registration Rights Agreement dated June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors,
           Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities, Inc. and Merrill Lynch, Pierce,
           Fenner & Smith Incorporated. Incorporated by reference to Exhibit 4.2 to Jacor's Current Report on Form
           8-K dated June 26, 1997, as amended.**
     2.18  Agreement of Sale dated December 19, 1997 by and among Citicasters Co., Nationwide Mutual Insurance
           Company, Nationwide Communications Inc., Employers Insurance of Wausau a Mutual Company, San Diego Lotus
           Corp. and The Beak and Wire Corporation. Incorporated by reference to Exhibit 2.1 to Jacor's Current
           Report on Form 8-K dated November 4, 1997, as amended.**
      4.1  Form of Indenture. Incorporated by reference to Exhibit 4.1 to Jacor's Form S-3 Registration Statement
           (File No. 333-19291).**
      4.2  Indenture dated as of June 12, 1996 between Jacor and The Bank of New York for Jacor's Liquid Yield
           Option Notes Due 2011. Incorporated by reference to Exhibit 4.23 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**
      4.3  Indenture dated as of June 12, 1996 among Jacor, JCAC, Inc. and First Trust of Illinois, National
           Association for JCAC, Inc.'s 10 1/8% Senior Subordinated Notes due 2006 and Jacor's Guaranty thereof.
           Incorporated by reference to Exhibit 4.24 to Jacor's Form S-4 Registration Statement (File No.
           333-6639).**
      4.4  Effectiveness Agreement dated as of September 16, 1997 among JCC, the Lenders named therein (the
           "Lenders"), The Chase Manhattan Bank, as Adminstrative Agent, Banque Paribas, as Documentation Agent,
           and Bank of America National Trust and Savings Association (as successor by merger to Bank of America,
           Illinois), as Syndication Agent (omitting schedules and exhibits not deemed material). Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
      4.5  Amended and Restated Credit Agreement dated as of September 16, 1997 ("Credit Agreement") among JCC, the
           Lenders, Bank of America National Trust and Savings Association (as successor by merger to Bank of
           America, Illinois), as Syndication Agent, Banque Paribas, as Documentation Agent, and The Chase
           Manhattan Bank, as Administrative Agent (omitting schedules and exhibits not deemed material) (included as Exhibit A to Effectiveness Agreement). Incorporated by reference to Exhibit 4.2 to Jacor's Current
           Report on Form 8-K dated September 30, 1997.**
      4.6  Security Agreement dated as of June 12, 1996 by and between JCAC, Inc. and Chemical Bank as
           Administrative Agent. Incorporated by reference to Exhibit 4.28 to Jacor's Form S-4 Registration
           Statement (File No. 333-6639).**
      4.7  Parent Guaranty dated as of June 12, 1996 and as amended and restated as of September 16, 1997 by Jacor in favor of The Chase Manhattan Bank (as successor by merger to Chemical Bank), as Administrative Agent, for the Lenders and any Interest Rate Hedge Providers (as defined in the Credit Agreement). Incorporated by reference to Exhibit 4.3 to Jacor's Current Report on Form 8-K dated September 30, 1997.**
      4.8  Pledge Agreement dated as of June 12, 1996 by and between Jacor and Chemical Bank, as Administrative
           Agent for the Agents (as defined in the Credit Agreement), the Lenders and any Interest Rate Hedge
           Providers. Incorporated by reference to Exhibit 4.30 to Jacor's Form S-4 Registration Statement (File
           No. 333-6639).**
      4.9  Indenture dated as of December 17, 1996 among JCC, Jacor, the Subsidiary Guarantors named therein (the
           "Subsidiary Guarantors") and The Bank of New York for JCC's 9 3/4% Senior Subordinated Notes due 2006
           and Jacor's and the Subsidiary Guarantors' Guaranty thereof. Incorporated by reference to Exhibit 4.9 to
           Jacor's Form S-3 Registration Statement (File No. 333-19291).**
     4.10  Form of Deposit Agreement. Incorporated by reference to Exhibit 4.10 to Jacor's Form S-3 Registration
           Statement (File No. 333-19291).**
     4.11  Stock Option Agreement dated as of June 23, 1993 between Jacor and Rod F. Dammeyer covering 10,000 shares of Jacor's common stock. (1) Incorporated by reference to Exhibit 4.3 to Jacor's Quarterly Report on Form 10-Q dated August 13, 1993.**
     4.12  Stock Option Agreement dated as of December 15, 1994 between Jacor and Rod F. Dammeyer covering 5,000 shares of Jacor's common stock. (2) Incorporated by reference to Exhibit 4.23 to Jacor's Quarterly
           Report on Form 10-Q dated August 13, 1993.**
     4.13  Indenture dated as of June 17, 1997 among JCC, Jacor, the Subsidiary Guarantors and The Bank of New York
           for JCC's 8 3/4% Senior Subordinated Notes due 2007 and Jacor's and the Subsidiary Guarantors' Guaranty
           thereof. Incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K dated June 26,
           1997, as amended.**
     4.14  Form of 8 3/4% Series A Senior Subordinated Note due 2007 (included as part of Indenture listed as
           Exhibit 4.13 which is incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K
           dated June 26, 1997, as amended).**
     4.15  Form of 8 3/4% Series B Senior Subordinated Note due 2007 (included as part of Indenture listed as
           Exhibit 4.13 which is incorporated by reference to Exhibit 4.1 to Jacor's Current Report on Form 8-K
           dated June 26, 1997, as amended).**
     4.16  Reaffirmation Agreement dated as of September 16, 1997 among The Chase Manhattan Bank, as Administrative
           Agent for the benefit of the Agents, the Issuing Banks, the Lenders and any Interest Rate Hedge
           Providers (each as defined in the Credit Agreement), Jacor, JCC and each subsidiary of JCC. Incorporated by reference to Exhibit 4.4 to Jacor's Current Report on Form 8-K dated September 30, 1997.**

 EXHIBIT
 NUMBER                                             DESCRIPTION OF EXHIBIT
---------  --------------------------------------------------------------------------------------------------------
     4.17  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of June
           12, 1996) between JCC, Jacor and First Trust National Association for JCC's 10 1/8% Senior Subordinated
           Notes due 2006 and Jacor's Guaranty thereof. Incorporated by reference to Exhibit 4.5 to Jacor's Current
           Report on Form 8-K dated September 30, 1997.**
     4.18  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of
           December 17, 1996) between JCC, Jacor, the Subsidiary Guarantors named therein, and The Bank of New York for JCC's 9 3/4% Senior Subordinated Notes due 2006 and Jacor's and the Subsidiary Guarantors'
           Guarantees thereof. Incorporated by reference to Exhibit 4.6 to Jacor's Current Report on Form 8-K dated
           September 30, 1997.**
     4.19  First Supplemental Indenture dated as of September 16, 1997 (Supplemental to Indenture dated as of June
           17, 1997) between JCC, Jacor, the Subsidiary Guarantors named therein, and The Bank of New York for
           JCC's 8 3/4% Senior Subordinated Notes due 2007 and Jacor's and the Subsidiary Guarantors' Guarantees
           thereof. Incorporated by reference to Exhibit 4.7 to Jacor's Current Report on Form 8-K dated September
           30, 1997.**
     4.20  Form of Indenture for LYONs.
     4.21  Form of Indenture for Notes.
      5.1  Opinion of Graydon, Head & Ritchey.***
     12.1  Computation of Ratio of Earnings to Fixed Charges.***
     23.1  Consent of Coopers & Lybrand L.L.P.***
     23.2  Consent of Ernst & Young LLP.***
     23.3  Consent of William T. Ogden, Inc.***
     23.4  Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as Exhibit 5.1).***
     24.1  Powers of Attorney of directors and officers signing this Registration Statement are part of the
           Signature Pages.***
     24.2  Power of Attorney of Randy Michaels.***
     25.1  Statement of Eligibility of The Bank of New York as Trustee on Form T-1 for the LYONs.
     25.2  Statement of Eligibility of The Bank of New York as Trustee on Form T-1 for the Notes.
     27.1  Financial Data Schedule of Jacor. Incorporated by reference to Jacor's Annual Report on Form 10-K for the year ended December 31, 1996, as amended.**

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   (*) To be filed, as applicable to a particular offering of Securities, as an
       Exhibit to a Current Report on Form 8-K and incorporated by reference thereto.

  (**) Incorporated by reference.

 (***) Previously filed.

    (1) Identical documents were entered into with John W. Alexander, F. Philip Handy and Marc Lasry.

    (2) Identical documents were entered into with John W. Alexander, F. Philip Handy, Marc Lasry and Sheli Z. Rosenberg. Pursuant to substantially identical documents, (a) a grant of 5,000 stock options was made to each of these five individuals in February 1996, and (b) a grant of 5,000 stock options was made to each of these five individuals and to Samuel Zell, Peter C.B. Bynoe and Maggie Wilderotter in April 1997.